                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22092

                          Oppenheimer Global Value Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                        Date of fiscal year end: April 30

                      Date of reporting period: 07/30/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                        Shares          Value
                                                     ------------   ------------
COMMON STOCKS--100.3%
CONSUMER DISCRETIONARY--33.3%
AUTO COMPONENTS--6.3%
BorgWarner, Inc.(1)                                           551   $     24,167
Stoneridge, Inc.(1)                                         5,017         53,732
Tenneco, Inc.(1)                                            2,473         68,255
                                                                    ------------
                                                                         146,154
AUTOMOBILES--1.0%
Bayerische Motoren Werke (BMW) AG, Preference                 610         22,465
DISTRIBUTORS--2.4%
Inchcape plc(1)                                            11,992         56,207
HOTELS, RESTAURANTS & LEISURE--6.6%
International Speedway Corp., Cl. A                         2,636         68,272
Lottomatica SpA                                             1,150         17,039
Orient-Express Hotel Ltd., Cl. A(1)                         3,952         36,003
Sonesta International Hotels Corp., Cl. A                   2,168         31,501
                                                                    ------------
                                                                         152,815
HOUSEHOLD DURABLES--1.8%
Panasonic Corp.                                             1,400         18,575
Tempur-Pedic International, Inc.(1)                           743         22,788
                                                                    ------------
                                                                          41,363
INTERNET & CATALOG RETAIL--1.5%
Rakuten, Inc.                                                  45         34,481
MEDIA--9.7%
Cablevision Systems Corp. New York Group, Cl. A             5,141        140,915
Fisher Communications, Inc.(1)                              3,796         67,189
Vivendi SA                                                    700         16,826
                                                                    ------------
                                                                         224,930
SPECIALTY RETAIL--3.3%
Topps Tiles plc(1)                                         81,550         77,418
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS--0.7%
Bijou Brigitte Modische Accessoires AG                        105         15,120
                                                                    ------------
CONSUMER STAPLES--4.8%
BEVERAGES--1.5%
Diageo plc                                                  2,010         34,915
                                                                    ------------
FOOD PRODUCTS--3.3%
Viterra, Inc.(1)                                            9,818         76,878
                                                                    ------------
ENERGY--0.7%
ENERGY EQUIPMENT & SERVICES--0.7%
Transocean Ltd.(1)                                            340         15,711
                                                                    ------------
FINANCIALS--26.5%
CAPITAL MARKETS--8.7%
Credit Suisse Group AG                                      1,059         48,228
Goldman Sachs Group, Inc. (The)                               331         49,921
Legg Mason, Inc.                                            2,207         63,760
UBS AG(1)                                                   2,347         40,104
                                                                    ------------
                                                                         202,013


                       1 | Oppenheimer Global Value Fund

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                        Shares          Value
                                                     ------------   ------------
DIVERSIFIED FINANCIAL SERVICES--6.3%
Bank of America Corp.                                       4,020   $     56,441
Citigroup, Inc.(1)                                         11,226         46,027
Guoco Group Ltd.                                            4,275         42,103
                                                                    ------------
                                                                         144,571
INSURANCE--5.2%
Assured Guaranty Ltd.                                       3,834         60,194
Dai-ichi Life Insurance Co.                                    11         15,610
XL Group plc                                                2,475         43,882
                                                                    ------------
                                                                         119,686
REAL ESTATE MANAGEMENT & DEVELOPMENT--6.3%
Forest City Enterprises, Inc., Cl. A(1)                     6,977         88,608
Henderson Land Development Co. Ltd.                         4,684         29,012
Mitsui Fudosan Co. Ltd.                                     1,870         27,800
                                                                    ------------
                                                                         145,420
HEALTH CARE--9.3%
BIOTECHNOLOGY--5.9%
Genzyme Corp. (General Division)(1)                           829         57,665
Gilead Sciences, Inc.(1)                                    1,511         50,347
Isis Pharmaceuticals, Inc.(1)                               2,896         28,641
                                                                    ------------
                                                                         136,653
HEALTH CARE EQUIPMENT & SUPPLIES--1.7%
Carl Zeiss Meditec AG                                       1,472         22,731
Vascular Solutions, Inc.(1)                                 1,400         16,856
                                                                    ------------
                                                                          39,587
PHARMACEUTICALS--1.7%
Allergan, Inc.                                                654         39,933
                                                                    ------------
INDUSTRIALS--5.9%
BUILDING PRODUCTS--3.9%
Griffon Corp.(1)                                            6,674         90,499
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--0.6%
Secom Co. Ltd.                                                300         13,768
                                                                    ------------
MACHINERY--1.4%
Burckhardt Compression Holding AG                              55         10,565
Fanuc Ltd.                                                    178         20,915
                                                                    ------------
                                                                          31,480
INFORMATION TECHNOLOGY--14.5%
COMMUNICATIONS EQUIPMENT--3.1%
QUALCOMM, Inc.                                              1,905         72,542
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.3%
Hirose Electric Co.                                           280         28,300
Hoya Corp.                                                  1,500         35,697
Omron Corp.                                                   500         11,996
                                                                    ------------
                                                                          75,993
INTERNET SOFTWARE & SERVICES--3.4%
eBay, Inc.(1)                                               2,696         56,373


                       2 | Oppenheimer Global Value Fund

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                        Shares          Value
                                                     ------------   ------------
INTERNET SOFTWARE & SERVICES CONTINUED
Google, Inc., Cl. A(1)                                         46   $     22,303
                                                                    ------------
                                                                          78,676
IT SERVICES--2.3%
Wirecard AG                                                 4,943         52,724
                                                                    ------------
OFFICE ELECTRONICS--1.4%
Canon, Inc.                                                   750         32,454
                                                                    ------------
SOFTWARE--1.0%
Autonomy Corp. plc(1)                                         900         23,231
                                                                    ------------
TELECOMMUNICATION SERVICES--3.7%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
Jazztel plc(1)                                              3,220         11,707
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--3.2%
Telephone & Data Systems, Inc.                              2,159         73,688
                                                                    ------------
UTILITIES--1.6%
ENERGY TRADERS--1.6%
AES Corp. (The)(1)                                          3,539         36,487
                                                                    ------------
Total Common Stocks (Cost $1,883,020)                                  2,319,569

                                                         Units
                                                     ------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Henderson Land Development Co. Ltd. Wts., Strike
   Price $58, Exp. 6/1/11(1) (Cost $0)                      1,000            154

                                                        Shares
                                                     ------------
INVESTMENT COMPANY--2.6%
Oppenheimer Institutional Money Market Fund,
   Cl. E, 0.30% (2, 3) (Cost $60,075)                      60,075         60,075

TOTAL INVESTMENTS, AT VALUE (COST $1,943,095)               102.9%     2,379,798
Liabilities in Excess of Other Assets                        (2.9)       (67,460)
                                                            -----   ------------
Net Assets                                                  100.0%  $  2,312,338
                                                            =====   ============

Footnotes to Statement of Investments

* July 30, 2010 is the last business day of the Fund's quarterly period. See accompanying

Notes.

(1.) Non-income producing security.

(2.) Rate shown is the 7-day yield as of July 30, 2010.

(3.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                         SHARES         GROSS        GROSS         SHARES
                                                     APRIL 30, 2010   ADDITIONS   REDUCTIONS   JULY 30, 2010
                                                     --------------   ---------   ----------   -------------
Oppenheimer Institutional Money Market Fund, Cl. E       34,241        274,885      249,051        60,075

                                                      VALUE    INCOME
                                                     -------   ------
Oppenheimer Institutional Money Market Fund, Cl. E   $60,075     $18


                       3 | Oppenheimer Global Value Fund

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of July 30, 2010 based on valuation input level:

                                                                            LEVEL 3--
                                        LEVEL 1--         LEVEL 2--       SIGNIFICANT
                                        UNADJUSTED    OTHER SIGNIFICANT   UNOBSERVABLE
                                      QUOTED PRICES   OBSERVABLE INPUTS      INPUTS         VALUE
                                      -------------   -----------------   ------------   ----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary               $  752,378        $  18,575            $--       $  770,953
   Consumer Staples                        111,793               --             --          111,793
   Energy                                   15,711               --             --           15,711
   Financials                              554,878           56,812             --          611,690
   Health Care                             216,173               --             --          216,173
   Industrials                             114,832           20,915             --          135,747
   Information Technology                  262,870           72,750             --          335,620
   Telecommunication Services               85,395               --             --           85,395
   Utilities                                36,487               --             --           36,487
Rights, Warrants and Certificates               --              154             --              154
Investment Company                          60,075               --             --           60,075
                                        ----------        ---------            ---       ----------
Total Investments, at Value              2,210,592          169,206             --        2,379,798
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts             --            1,320             --            1,320
                                        ----------        ---------            ---       ----------
Total Assets                            $2,210,592        $ 170,526            $--       $2,381,118
                                        ----------        ---------            ---       ----------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts     $       --        $  (5,855)           $--       $   (5,855)
                                        ----------        ---------            ---       ----------
Total Liabilities                       $       --        $  (5,855)           $--       $   (5,855)
                                        ----------        ---------            ---       ----------


                       4 | Oppenheimer Global Value Fund

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

     The table below shows the significant transfers between Level 1 and Level
     2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                            TRANSFERS INTO   TRANSFERS OUT   TRANSFERS INTO   TRANSFERS OUT OF
                               LEVEL 1*       OF LEVEL 1**      LEVEL 2**         LEVEL 2*
                            --------------   -------------   --------------   ----------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary      $ 44,168        $      --         $    --         $ (44,168)
   Financials                   125,539         (37,239)          37,239          (125,539)
   Information Technology        41,259         (32,416)          32,416           (41,259)
                               --------        --------          -------         ---------
Total Assets                   $210,966        $(69,655)         $69,655         $(210,966)
                               ========        ========          =======         =========

     * Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

     ** Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE U AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD. F ND'S INVESTMENTS,

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings      Value     Percent
-------------------   ----------   -------
United States         $1,438,699     60.5%
Japan                    239,596     10.1
United Kingdom           203,478      8.5
Germany                  113,040      4.8
Bermuda                  102,297      4.3
Switzerland               98,897      4.2
Canada                    76,878      3.2
Ireland                   43,882      1.8
Hong Kong                 29,166      1.2
Italy                     17,039      0.7
France                    16,826      0.7
                      ----------    -----
Total                 $2,379,798    100.0%
                      ==========    =====


                       5 | Oppenheimer Global Value Fund

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF JULY 30, 2010 ARE AS FOLLOWS:

                                               CONTRACT
                                                 AMOUNT         EXPIRATION                UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION   BUY/SELL    (000'S)            DATE        VALUE     APPRECIATION   DEPRECIATION
---------------------------------   --------   --------         ----------   ---------   ------------   ------------
BARCLAY'S CAPITAL
Japanese Yen (JPY)                      Sell     3,000    JPY     5/24/11    $ 34,856       $   --         $1,032
BROWN BROTHERS HARRIMAN
Euro (EUR)                               Buy        13    EUR      8/2/10      16,656           44             --
DEUTSCHE BANK
Japanese Yen (JPY)                      Sell    11,500    JPY     4/20/11     133,545           --          4,823
MERRILL LYNCH PIERCE:

Canadian Dollar (CAD)                    Buy        40    CAD     4/20/11      38,689          331             --

Canadian Dollar (CAD)                   Sell        80    CAD     4/20/11      77,378          945             --
                                                                                            ------         ------
                                                                                             1,276             --
                                                                                            ------         ------
Total unrealized appreciation and
   depreciation                                                                             $1,320         $5,855
                                                                                            ======         ======

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since July 30, 2010 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing


                       6 | Oppenheimer Global Value Fund

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may


                       7 | Oppenheimer Global Value Fund

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of July 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,276, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within


                       8 | Oppenheimer Global Value Fund

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

     the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty.

     As of July 30, 2010 the Fund has not required certain counterparties to post collateral.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of July 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $5,855 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of July 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.


                       9 | Oppenheimer Global Value Fund

Oppenheimer Global Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

Federal tax cost of securities   $2,016,143
                                 ===========
Gross unrealized appreciation    $  401,264
Gross unrealized depreciation      (37,609)
                                 -----------
Net unrealized appreciation      $  363,655
                                 ===========


                       10 | Oppenheimer Global Value Fund

ITEM 2. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/30/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Value Fund


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 09/13/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 09/13/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 09/13/2010